Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made by and among _________, an individual residing at _______________________ (the “Purchaser”), on the one hand, and MCB Network Corp., a Texas corporation (the “Seller”), on the other hand, and is effective as of the date on which it is executed by all of the parties hereto.

RECITALS

WHEREAS, the Purchaser owns a promissory note in the principal amount of $_____ of the Seller (the “Note”); and

WHEREAS, the Seller owns certain shares of Common Stock of Uplift Nutrition, Inc., a Nevada corporation (the “Company”); and

WHEREAS, the Purchaser desires to purchase from the Seller, and the Seller desires to sell to the Purchaser, ______ shares of Common Stock of the Company (the “Shares”), upon the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.	Purchase and Sale of Shares.

(a)           Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined below), the Seller shall sell, convey, transfer, assign and deliver to the Purchaser the Shares, free and clear of any and all liens, security interests and other encumbrances (“Encumbrances”).

(b)           Purchase Price. The purchase price (“Purchase Price”) for the Shares is the Note. The Purchaser shall receive the Shares in exchange for the Note no later than three (3) business days after the date of the Closing. Purchaser shall deliver the cancelled Note to the Seller no later than three (3) business days after it receives the Shares from the Seller.

2.            Closing. The closing of the purchase and sale of the Shares contemplated by this Agreement (the “Closing”) shall occur, and the purchase and sale shall be effective, automatically and without any further action by any party, at 9 a.m., New York City time, on February 2, 2016.

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3.            Seller’s Representations. The Seller hereby represents and warrants to the Company that the statements contained in this Section 3 are correct and complete as of the date of Seller’s execution hereof and as of the date of the Closing.

(a)           Authorization. This Agreement has been duly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

(b)           Ownership of Shares.

(i)           The Seller has good and marketable title to, and owns of record and beneficially, the Shares, free and clear of any and all Encumbrances, and has full right, power and authority to sell, transfer and deliver the Shares to the Company as contemplated hereby.

(ii)          The Seller is not a party to any agreement with respect to the Shares or any portion thereof, including any agreement that could grant a proxy or other right to any person or require the Seller to sell, transfer, or otherwise dispose of the Shares or any portion thereof other than pursuant to this Agreement.

(c)           Access to Information. The Seller has reviewed and evaluated all information necessary to assess the merits and risks of the transactions contemplated by this Agreement and has had answered to its satisfaction any and all questions regarding such information.

4.            Purchaser’s Representations. The Purchaser represents and warrants to the Seller that the statements contained in this Section 4 are correct and complete as of the date of the Purchaser’s execution hereof and as of the date of the Closing. The Purchaser has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform all of its obligations contained herein. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

5.            Further Assurances. Subject to the terms and conditions provided herein, at any time from and after the Closing, at the request of the Purchaser or the Seller and without further consideration, the requested party shall promptly execute and deliver such further agreements, instruments, certificates and documents and perform such other actions as the requesting party may reasonably request in order to fully consummate the transactions contemplated hereby and carry out the purposes and intent of this Agreement and any agreements, instruments, certificates and documents delivered hereby.

6.           Release and Indemnification. Effective as of the Closing, the parties under this Agreement are subject to the terms contained in this Section 6.

(a)           The Buyer, on behalf of the Buyer and its heirs, administrators, executors, representatives, beneficiaries, affiliates, successors-in-interest, agents and assigns (the “Releasing Parties”), hereby remises, releases and forever discharges the Seller and its representatives, officers, directors, successors-in-interest, agents and assigns (the “Released Parties”), of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands and liabilities whatsoever of every name and nature, both in law and in equity, against any or all of the Released Parties, which any or all of the Releasing Parties has, have or ever had, whether known or unknown, from the beginning of the world until the date hereof; provided, however, that the release contained in this Section 6 shall not preclude the Buyer from enforcing this Agreement against the Seller.

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(b)           The Seller and Purchaser hereby agree to be bound by representations, warranties and covenants contained in certain indemnification and release agreement of even date herewith annexed as Exhibit A of this Agreement.

7.	Miscellaneous.

(a)           Survival. The representations, warranties and covenants contained in this Agreement shall survive and continue in full force and effect indefinitely following the Closing.

(b)           Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made by delivery in person, by a nationally recognized overnight courier service, by electronic mail or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the address set forth above (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7(b)).

(c)           Governing Law; Venue; Service. This Agreement shall be governed by the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule. Each of the parties irrevocably consents to the service of any and all process in any action arising out of or relating to this Agreement by registered or certified mail, return receipt requested. All actions brought against the parties arising out of or relating to this Agreement, or any obligations hereunder, shall be brought in any state or federal court of competent jurisdiction in New York, New York.

(d)           Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written, and prior or contemporaneous oral, agreements and understandings between the parties with respect to such subject matter. This Agreement may be amended, modified or supplemented only by a written mutual agreement executed and delivered by the parties hereto.

(e)           Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument binding upon all of the parties. For purposes of this Agreement, facsimile signatures (including in .pdf, .jpg or other electronic format) shall be deemed originals.

(f)           Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

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(g)           Fees and Expenses. Each party shall be responsible for its own costs, fees and expenses incurred in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

(h)           No Tax or Legal Advice. Each party under this Agreement acknowledges and agrees that neither the other party nor any of its representatives has provided any tax or legal advice to it with respect to the transactions contemplated by this Agreement and that each party has had the opportunity to consult its own lawyer and tax advisor regarding the legal and tax consequences of the transaction.

(i)           Specific Performance. The parties agree that if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, irreparable damage may occur, no adequate remedy at law may exist and damages may be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(j)           No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and nothing herein express or implied shall give or be construed to give to any other person any legal or equitable rights hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MCB Network Corp.

By:
Name:
Title:

By:
Name:

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Exhibit A

Release Agreement

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